                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2003
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                             THE QUIGLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                 01-21617               23-2577138
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(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)               File Number)        Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 2

Item 5.     Other Events.
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            Pursuant to an agreement dated February 2, 2003, The Quigley
Corporation (the "Company") entered into an Amended and Restated Warrant
Agreement (the "Amended Agreement") with Forrester Financial, LLC ("Forrester").
The Amended Agreement extended by one year, until March 7, 2004, the exercise period with respect to (a) warrants to purchase 250,000 shares of common stock at $8.50 per share and (b) warrants to purchase 250,000 shares of common stock at $11.50 per share. The Amended Agreement also granted to Forrester additional warrants to purchase, at any time prior to March 7, 2004, an additional 250,000 shares of common stock at $9.50 per share.

            The Amended Agreement was entered into pursuant to the terms of an agreement reached February 2, 2003 between the Company and Forrester (the
"Agreement"). The Agreement provided for the continuation by Forrester of services initially provided for under the Consulting Agreement dated as of March
7, 2002 by and between the Company and Forrester and the resolution of certain disputes relating to the previous exercise of warrants by Forrester and the pricing of unexercised warrants.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c) Exhibits.

                Exhibit Number             Description

                    99.3                   Agreement dated February 2, 2003
                                           between The Quigley Corporation and
                                           Forrester Financial, LLC.

                    99.4                   Amended and Restated Warrant Agreement
                                           dated as of February 2, 2003 by and
                                           between The Quigley Corporation
                                           and Forrester Financial, LLC.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2003                  THE QUIGLEY CORPORATION

                                     By:  /s/ George J. Longo
                                          ------------------------------------
                                          Name: George J. Longo
                                          Title: Vice President and
                                          Chief Financial Officer